UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

APA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40144	86-1430562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 W Sam Houston Pkwy S, Suite 200

Houston, Texas 77042

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 par value	APA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of APA Corporation (the “Company”) held on May 23, 2024, there were 301,106,810 shares of the Company’s common stock, par value $0.625 per share, eligible to vote, of which 260,342,093 shares, or 86.46%, were voted. The matters voted upon, the number of votes cast for or against, and the number of abstentions and broker non-votes were as stated below.

Proposals 1–10 — Election of Directors. The following nominees for directors were elected to serve one-year terms expiring at the 2025 annual meeting of shareholders by the majority of shares voted, excluding abstentions and broker non-votes.

Nominee	For	Against	Abstentions	Broker Non-Votes
Annell R. Bay	218,239,446	9,858,894	377,391	31,866,362
Matthew R. Bob	223,973,869	3,847,880	653,982	31,866,362
John J. Christmann IV	223,995,565	4,127,000	353,166	31,866,362
Juliet S. Ellis	218,215,270	9,886,587	373,874	31,866,362
Charles W. Hooper	223,204,070	4,894,921	376,740	31,866,362
Chansoo Joung	219,740,438	8,318,610	416,683	31,866,362
H. Lamar McKay	220,795,708	7,305,630	374,393	31,866,362
Peter A. Ragauss	224,079,985	3,987,267	408,479	31,866,362
David L. Stover	223,231,834	4,826,838	417,059	31,866,362
Anya Weaving	224,858,857	3,241,465	375,408	31,866,362

Proposal 11 — Ratification of Appointment of Independent Auditor. The appointment of Ernst & Young LLP as the Company’s independent auditor for fiscal year 2024 was ratified by the majority of shares voted, excluding abstentions and broker non-votes.

For	Against	Abstentions	Broker Non-Votes
253,793,342	6,212,188	336,563	—

Proposal 12 — Non-Binding Advisory Vote on Executive Compensation. In a non-binding advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s 2024 proxy statement (commonly known as “say on pay”), the compensation of the Company’s named executive officers was approved by the majority of shares voted, excluding abstentions and broker non-votes.

For	Against	Abstentions	Broker Non-Votes
158,366,379	69,581,737	527,615	31,866,362

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APA CORPORATION

Date: May 29, 2024	By:	/s/ Rajesh Sharma
Rajesh Sharma
Corporate Secretary